UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2005
                                                         -----------------

                        UNION FINANCIAL BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    1-5735                  57-1001177
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 (State or other Jurisdiction of     (Commission             (IRS Employer
  incorporation or organization)     File Number)          Identification No.)


203 West Main Street, Union, South Carolina                  29379-0886
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:       (864) 427-9000
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                                 Not Applicable
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         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
             ---------------------------------------------

     On February 15, 2005, Union Financial Bancshares, Inc., the holding company for Provident Community Bank, N.A., announced its financial results for the quarter and year ended December 31, 2004. The press release announcing financial results for the quarter and year ended December 31, 2004 is included as Exhibit
99.1 and incorporated herein by reference.


Item 8.01    Other Events.
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     The February 15, 2005 press release also announced that the Company's Board of Directors had approved a stock repurchase program authorizing the Company to repurchase up to an additional 98,000 shares of the Company's common stock. A copy of the press release announcing the stock repurchase program is included as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.
             ---------------------------------

(a)          Financial Statements of Businesses Acquired: Not applicable

(b)          Pro Forma Financial Information: Not applicable

(c)          Exhibits

             Number                  Description
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             99.1                    Press Release Dated February 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           UNION FINANCIAL BANCSHARES, INC.


Dated: February 15, 2005                   By: /s/ Dwight V. Neese
                                               ---------------------------------
                                           Dwight V. Neese
                                           President and Chief Executive Officer